                       SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC



                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                               September 26, 1997


                  American Real Estate Investment Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Maryland                 1-12514        84-1246585
   ----------------------------     -----------   ------------------
   (State or other jurisdiction    (Commission    (IRS Employer
         of incorporation)          File Number)  Identification No.)

               1670 Broadway, Suite 3350, Denver, Colorado 80202
               -------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code: 303-869-4700
                                                            ------------


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

     On September 26, 1997, pursuant to the mutual release and settlement agreement (the "Settlement Agreement") dated April 30, 1997, American Real Estate Investment Corporation (the "Company"), through a limited partnership of which a wholly owned subsidiary is the general partner and the Company's operating partnership is the sole limited partner, sold to Emerald Vista Associates, L.P. and certain affiliated entities, on exercise of an option granted in the Settlement Agreement, the Company's 50% general partner interest in Emerald Vista Associates, L.P., the owner of a 456 unit apartment complex known as the Emerald Pointe apartments, which is located at 333 North Emerald Drive, Vista, California in north San Diego county. The gross selling price for the general partner interest was $2,000,000.


Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (a) Financial statement of businesses acquired.

               Not applicable

     (b) Pro forma financial information.

               Pro Forma Balance Sheet as of June 30, 1997 (unaudited)

               Pro Forma Statement of Operations for the six months ended June 30, 1997 (unaudited) and for the year ended December 31, 1996 (unaudited)

     (c)  Exhibits.

               Not applicable


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    American Real Estate
                                     Investment Corporation


                                    By: /s/Rick A. Burger
                                        -----------------------------
                                        Rick A. Burger, Treasurer

Dated:   October 2, 1997

Enclosures

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION
                            PRO FORMA BALANCE SHEET
                              AS OF JUNE 30, 1997
                                (In Thousands)
                                  (Unaudited)


The pro forma balance sheet is presented as if the disposition of Sedona apartments ("Sedona") and the general partner interest in Emerald Vista Associates, L.P. ("Emerald") had occurred on June 30, 1997. The sale of International Apartments was reflected in the Company's historical consolidated balance sheet as of December 31, 1996 and the sale of Timberleaf apartments was reflected in the Company's historical consolidated balance sheet as of June 30, 1997. The pro forma balance sheet should be read in conjunction with the financial statements filed by the Company with the Securities and Exchange Commission, including the Company's Form 10-QSB for the six months ended June 30, 1997.

This unaudited pro forma balance sheet is not necessarily indicative of what the actual financial position would have been at June 30, 1997, nor does it purport to represent the future financial position of the Company.

                                                            American
                                                           Real Estate          Pro Forma Adjustments
                                                           Investment         ------------------------
                                                           Corporation        Sedona           Emerald          Pro Forma
                                                           -----------        ------           -------          ---------
                                                               (A)
ASSETS
------
Real estate, net ......................................    $ 35,159           $ (5,132)(B)     $ (1,088)(D)     $ 28,939
Other assets ..........................................       5,371              2,573 (B) (C)    1,822 (D) (E)    9,766
                                                           --------           --------         --------         --------
    Total assets ......................................    $ 40,530           $ (2,559)        $    734         $ 38,705
                                                           ========           ========         ========         ========


LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Liabilities:
  Mortgage notes payable ..............................    $ 32,189           $ (5,678)(B)     $      0 (D)     $ 26,511
  Other liabilities ...................................         858               (165)(B)            0 (D)          693
                                                           --------           --------         --------         --------
        Total liabilities .............................      33,047             (5,843)               0           27,204
                                                           --------           --------         --------         --------

Minority interest .....................................       2,758              2,997 (C)          316 (E)        6,071

Shareholders' equity:
    Preferred stock ...................................           0                  0                0                0
    Common stock ......................................           1                  0                0                1
    Additional paid-in capital ........................       5,439                  0                0            5,439
  Cumulative net income ...............................       2,393                287 (C)          418 (E)        3,098
  Cumulative dividends ................................      (3,108)                 0                0           (3,108)
                                                           --------           --------         --------         --------
        Total shareholders' equity ....................       4,725                287              418            5,430
                                                           --------           --------         --------         --------
        Total liabilities and shareholders' equity.....    $ 40,530           $ (2,559)        $    734         $ 38,705
                                                           ========           ========         ========         ========

--------------------------------

        (A) Reflects the historical consolidated balance sheet of American Real Estate Investment Corporation as of June 30, 1997.
        (B) Represents adjustments for the assets and liabilities of Sedona.
        (C) Reflects the gain on sale and net cash proceeds from the sale of Sedona.
        (D) Represents adjustments for the assets and liabilities relating to Emerald.
        (E) Reflects the gain on sale and net cash proceeds from the sale of Emerald.

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION
                       PRO FORMA STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1997
                                (IN THOUSANDS)
                                  (UNAUDITED)

These pro forma Statements of Operations are presented as if the disposition of Sedona apartments ("Sedona") and Timberleaf apartments ("Timberleaf") and the interest in Emerald Pointe apartments ("Emerald") had occurred on January 1, 1997 and the Company qualified as a REIT, distributed all of its taxable income and, therefore, incurred no tax expense during the period. These statements should be read in conjunction with the financial statements filed by the Company with the Securities and Exchange Commission, including the Company's Form 10-QSB for the six months ended June 30, 1997.

These unaudited pro forma Statements of Operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the aforementioned events had been completed as of January 1, 1997, nor does it purport to represent the results of operations for future periods.

                                                          American
                                                         Real Estate            Pro Forma Adjustments
                                                         Investment      -------------------------------------
                                                         Corporation      Timberleaf      Sedona      Emerald      Pro Forma
                                                         -----------     ------------   ----------   ---------    -----------
                                                             (A)
Revenues from rental properties ......................     $4,093        $ (363)(B)     $ (790)(B)   $   0        $  2,940

Rental property expenses:
  Repairs and maintenance ............................        240           (29)(B)        (43)(B)       0             168
  Property taxes .....................................        178            (9)(B)        (30)(B)       0             139
  Property management fees ...........................        139           (12)(B)        (26)(B)       0             101
  Utilities ..........................................        402           (90)(B)       (144)(B)       0             168
  Payroll ............................................        313           (33)(B)        (84)(B)       0             196
  Other property operations ..........................        365           (63)(B)       (101)(B)       0             201
  General & administrative ...........................        411             0              0           0             411
  Depreciation and amortization ......................        535           (45)(B)       (118)(B)      33 (E)         405
                                                           ------        ------         ------       -----          ------
    Total operating expenses .........................      2,583          (281)          (546)         33           1,789
                                                           ------        ------         ------       -----          ------

Financing expenses ...................................      1,658           (91)(C)       (263)(C)    (298)(E)       1,006

Minority interest ....................................          0             0              0           0               0

Equity in earnings from investment
  in partnership .....................................        264             0              0        (264)(E)           0
                                                           ------        ------         ------      ------          ------

Income before gain on sale of property ...............        116             9             19           1             145

Gain on sale of property .............................        403          (403)             0           0               0

                                                           ------        ------         ------      ------          ------

Net income (loss) ....................................     $  519        $ (394)        $   19      $    1          $  145
                                                           ======        ======         ======      ======          ======

Primary earnings (loss) per share (D) ................     $ 0.46        $(0.35)        $ 0.02      $ 0.00          $ 0.13
                                                           ======        ======         ======      ======          ======

Fully diluted earnings (loss) per share (D) ..........     $ 0.28        $(0.21)        $ 0.01      $ 0.00          $ 0.08
                                                           ======        ======         ======      ======          ======


                  AMERICAN REAL ESTATE INVESTMENT CORPORATION
                       PRO FORMA STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED JUNE 30, 1997
                                (IN THOUSANDS)
                                  (UNAUDITED)

-----------------------------

     (A) Represents historical consolidated operating statement amounts for the six months ended June 30, 1997 for American Real Estate Investment Corporation.
     (B) Represents revenues and operating expenses, including depreciation and amortization, for the six months ended June 30, 1997 relating to Timberleaf and Sedona.
     (C) Represents interest expense for the six months ended June 30, 1997 relating to the first mortgage indebtedness for Timberleaf, along with the bank loan and first mortgage indebtedness secured by Sedona.
     (D) Pro forma amount represents the earnings per share obtained by incorporating the net income effect of all pro forma adjustments for Timberleaf, Sedona and Emerald.
     (E) Represents interest expense and equity income in investment partnership, including depreciation and amortization, for the six months ended June 30, 1997 relating to Emerald.

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION
                      PRO FORMA STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1996
                                (In Thousands)
                                  (Unaudited)





These pro forma Statements of Operations are presented as if the disposition of Sedona apartments ("Sedona"), Timberleaf apartments ("Timberleaf") and International apartments ("International") and the interest in Emerald Pointe apartments ("Emerald") had occurred on January 1, 1996 and the Company qualified as a REIT, distributed all of its taxable income and, therefore, incurred no tax expense during the period. These statements should be read in conjunction with the financial statements filed by the Company with the Securities and Exchange Commission, including the Company's Form 10-KSB/A for the year ended December 31, 1996.


These unaudited pro forma Statements of Operations are not necessarily indicative of what the actual results of operations of the Company would have been assuming the aforementioned events had been completed as of January 1, 1996, nor does it purport to represent the results of operations for future periods.

                  AMERICAN REAL ESTATE INVESTMENT CORPORATION
                       PRO FORMA STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1996
                                (In Thousands)
                                  (Unaudited)


American

                                                  American
                                                 Real Estate                Pro Forma Adjustments
                                                 Investment     ----------------------------------------------------
                                                 Corporation    International    Timberleaf     Sedona       Emerald      Pro Forma
                                                 -----------    -------------    ----------     ------       -------      ---------
                                                     (A)

Revenues from rental properties .............     $  10,240       $ (746)(B)      $(2,212)(B)    $(1,654)(B)  $    0       $5,628

Rental property expenses:
  Repairs and maintenance .....................         708          (67)(B)         (164)(B)       (127)(B)       0          350
  Property taxes ..............................         417          (27)(B)          (57)(B)        (57)(B)       0          276
  Property management fees ....................         353          (25)(B)          (74)(B)        (56)(B)       0          198
  Utilities ...................................       1,034         (116)(B)         (372)(B)       (212)(B)       0          334
  Payroll .....................................         893          (99)(B)         (235)(B)       (168)(B)       0          391
  Other property operations ...................       1,005         (121)(B)         (307)(B)       (214)(B)       0          363
  General & administrative ....................         515            0                0              0           0          515
  Depreciation and amortization ...............       1,306         (112)(B)         (252)(B)       (219)(B)      61(F)       784
                                                  ---------       ------          -------        -------      ------       ------
      Total operating expenses ................       6,231         (567)          (1,461)        (1,053)(B)      61        3,211
                                                  ---------       ------          -------        -------      ------       ------

Financing expenses ............................       3,897         (158)(C)         (593)(C)       (415)(C)    (591)(F)    2,140

Minority interest .............................       1,364       (1,364)(D)                                                    0

Equity in earnings from investment
  in partnership ..............................         570            0                0              0        (570)(F)        0
                                                  ---------       ------          -------        -------      ------       ------

Income (loss) before gain on sale of property..        (682)       1,343             (158)          (186)        (40)         277

Gain on sale of property ......................       1,786       (1,786)(D)            0              0           0            0

                                                  ---------       ------          -------        -------      ------       ------
Net income (loss) .............................   $   1,104       $ (443)         $  (158)       $  (186)     $  (40)      $  277
                                                  =========       ======          =======        =======      ======       ======

Primary earnings (loss) per share (E) .........   $    1.00       $(0.40)         $ (0.14)       $ (0.17)     $(0.04)      $ 0.25
                                                  =========       =======         ========       =======      ======       ======

Fully diluted earnings (loss) per share (E)....   $    1.00       $(0.46)         $ (0.16)       $ (0.19)     $(0.04)      $ 0.15
                                                  =========       =======         ========       =======      ======       ======


                  AMERICAN REAL ESTATE INVESTMENT CORPORATION
                       PRO FORMA STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1996
                                (In Thousands)
                                  (Unaudited)


___________________________

        (A) Represents historical consolidated operating statement amounts for the year ended December 31, 1996 for American Real Estate Investment Corporation.

        (B) Represents revenues and operating expenses, including depreciation and amortization, for the year ended December 31, 1996 relating to Sedona, Timberleaf and International.

        (C) Represents interest expense for the year ended December 31, 1996 relating to the first mortgage indebtedness for Timberleaf, along with Sedona's and International's allocable share of the Company's line of credit and bank loan secured by Sedona and International.

        (D) Represents the adjustments required resulting from eliminating the gain on sale of property resulting from the sale of International. The minority interest allocation was adjusted accordingly, in accordance with the allocation provisions specified in the operating partnership's partnership agreement.

        (E) Pro forma amount represents the earnings per share obtained by incorporating the net income effect of all pro forma adjustments for Sedona, Timberleaf, International and Emerald, and the corresponding adjustment in the number of fully diluted shares outstanding at December 31, 1996.

        (F) Represents interest expense and equity income in investment partnership, including depreciation and amortization, for the year ended December 31, 1996 relating to Emerald.